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                                                            EXHIBIT 10.1(B)

                        SECOND AMENDMENT TO EMPLOYMENT
                       AGREEMENT DATED OCTOBER 17, 1996

     This Amendment to Employment Agreement (the "Amendment") is made as of 20th day of April, 1998 by and between STEINER LEISURE LIMITED, a Bahamas
international   business   company  (the   "Company"),   and  Clive  E.  Warshaw
("Employee").

                                  WITNESSETH:


     WHEREAS, the Company and Employee entered into an Employment Agreement dated October 17, 1996, as amended by an amendment dated March 25, 1997 (the "Employment Agreement"); and

     WHEREAS, the Company and Employee desire to amend the Employment Agreement as provided below.

     NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter contained, the parties hereto agree as follows:

     1. COMPENSATION.

     Section 3(a)(i) of the Employment Agreement is hereby amended so that, as amended, it shall read as follows:

                  (a) SALARY,  ETC.  Commencing as of January 1, 1998, except as otherwise expressly provided herein, the Company (or any Affiliate thereof) shall pay to Employee during the term hereof compensation as described in this Section 3(a), all of which shall be subject to such deductions as may be required by applicable law or regulation.

                        (i) BASE SALARY.  A base salary at the rate of (A) Three
            Hundred Seventy Thousand Dollars [(U.S.) $370,000] for calendar year ("Year") 1998 and (B) no less than Three Hundred Seventy Thousand Dollars [(U.S.) $370,000] for each Year thereafter during the term of this Agreement, subject to review by the Compensation Committee of the Board of Directors of the Company, payable in bi-weekly installments (the "Base Salary").

     2. EFFECTIVE DATE. The effective date of the amendments to the Employment Agreement contained in this Amendment shall be January 1, 1998.

     3. NO OTHER AMENDMENT. Except as set forth in this Amendment, all provisions of the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                        STEINER LEISURE LIMITED



/S/ CLIVE E. WARSHAW                    By:/S/ LEONARD I. FLUXMAN
-------------------------                  -------------------------------------
Clive E. Warshaw                             Leonard I. Fluxman,
                                             Chief Operating Officer and
                                             Chief Financial Officer


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